UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2004

VistaCare, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50118 (Commission File Number)	06-1521534 (I.R.S. Employer Identification No.)

4800 N. Scottsdale Road, Suite 5000, Scottsdale, AZ	85251
(Address of principal executive offices)	(Zip Code)

(480) 648-4545
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press release, dated January 15, 2004, issued by VistaCare, Inc.

Item 9. Regulation FD Disclosure.

     On January 15, 2004, VistaCare, Inc. issued a press release in which it announced (i) the reaffirmation of financial guidance it previously provided in a press release on November 6, 2003 and a conference call on November 7, 2003 and (ii) the completion of its transition to a new billing system. A copy of such press release is furnished herewith as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

     On January 15, 2004, VistaCare, Inc. issued a press release in which it announced (i) the reaffirmation of financial guidance it previously provided in a press release on November 6, 2003 and a conference call on November 7, 2003 and (ii) the completion of its transition to a new billing system. A copy of such press release is furnished herewith as Exhibit 99.1.

* * * * *

     The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC

Date: January 15, 2004	By:	/s/ Stephen Lewis
Stephen Lewis
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 15, 2004, issued by VistaCare, Inc.

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